Exhibit 10.2

                                                                       EXECUTION
================================================================================


                                 FIRST AMENDMENT
                                       TO
                       MASTER LOAN AND SECURITY AGREEMENT


                              FOR A CREDIT FACILITY
                         IN AN AMOUNT UP TO $300,000,000

                           Dated as of March 30, 1999

                                     Between

                               CAPITAL TRUST, INC.
                                   as Borrower


                                       and


                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                                    as Lender


================================================================================

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

1.   Amendments............................................................1

2.   Representations and Warranties........................................4

3.   Ratification, Confirmation and Assumption.............................4

4.   Amendment to Pledge Agreements and Related Documents..................5

5.   Binding Effect; No Partnership; Counterparts..........................5

6.   Further Agreements....................................................5

7.   Governing Law.........................................................5

8.   Continuing Effect.....................................................5

9.   Conditions Precedent..................................................6



EXHIBIT A      Form of Amended and Restated Promissory Note
EXHIBIT C      Form of Opinion of Counsel of Borrower
EXHIBIT F      Form of Bailee Agreement
EXHIBIT G      Schedule of Collateral Pledged Prior to March 30, 1999

Schedule 1 - Schedule of Pending Litigation

          FIRST AMENDMENT TO MASTER LOAN AND SECURITY AGREEMENT dated as of March 30, 1999 (this "Amendment No. 1") between CAPITAL TRUST, INC., a Maryland corporation ("Borrower"), and MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation ("Lender") to Master Loan and Security Agreement dated as of June 8, 1998 (the "Original Loan and Security Agreement") between Capital Trust, a California business trust (a predecessor-in-interest of Borrower, hereinafter "Predecessor Borrower") and Lender. Capitalized terms used herein without definition have the meanings given to them in the Original Loan and Security Agreement. The Original Loan and Security Agreement, as amended by this Amendment No. 1, and as from time to time amended, modified, extended, and supplemented, is hereinafter referred to as the "Loan and Security Agreement."

                              PRELIMINARY STATEMENT

          Pursuant to the Original Loan and Security Agreement Lender may make loans to fund Borrower's acquisition of Eligible Collateral from time to time subject to the terms and conditions of the Original Loan and Security Agreement. Lender and Borrower desire to amend the Original Loan and Security Agreement in order to make certain additional arrangements regarding, among other things, the extension of the term of the Original Loan and Security Agreement, limitations on the amounts which may be borrowed against Eligible Collateral, the timing of the repayment of amounts due and owing to Lender, the applicable rates of interest to be paid on such borrowed amounts and the addition of certain conditions regarding the financial status of Borrower.

          In addition, Borrower has advised Lender that (i) Predecessor Borrower has entered into, and merged with and into, Captrust Limited Partnership, a Maryland limited partnership, (ii) Captrust Limited Partnership has survived such merger and subsequently has merged with and into Borrower, and (iii) Borrower has survived such subsequent merger with Captrust Limited Partnership. In connection therewith, the parties desire that Borrower ratify, confirm, and assume all liabilities of the borrower under the Original Loan and Security Agreement, as amended hereby, the Note and the other Loan Documents.

          Now, therefore, the parties hereto agree as follows:

1. Amendments. The Original Loan and Security Agreement is hereby amended as follows:

      (a) Defined terms. Subsection 1.01 of the Original Loan and Security Agreement is hereby amended by (i) the addition of the following capitalized terms which shall have the respective meanings set forth below:

          "Amortization Period" means, if the Termination Date shall be extended in accordance with the terms hereof, the period from and after July 1, 2000 to, and including, April 1, 2001.

          "Cash" means, at the date of determination, any and all cash and cash equivalents as determined in accordance with GAAP.

          "CMBS Loan Agreement" means that certain CMBS Loan Agreement dated as of June 30, 1998 between Capital Trust and Lender, as may be amended, supplemented or otherwise modified and in effect from time to time.

          "Borrower" means Capital Trust, Inc., a Maryland corporation.

          "Liquidity" means, at the date of determination, all Cash and amounts available to be drawn by Borrower within three (3) days after notice under secured and unsecured lines of credit (excluding amounts available to be drawn hereunder or under the CMBS Loan Agreement).

          and

(ii) the deletion in their entirety of the respective meanings for the following
capitalized  terms  in  the  Original  Loan  and  Security   Agreement  and  the
substitution therefor of the respective meanings set forth below:

"Eurodollar Rate Spread" means (A) with respect to each item of Eligible Collateral pledged to Lender before March 30, 1999 and set forth on Exhibit G attached hereto, for the period to, and including, December 8, 1999, as to each Advance Rate the applicable Eurodollar Rate Spread set forth below opposite such Advance Rate for the applicable Collateral type, or such other Eurodollar Rate Spread as may be mutually agreed to by Borrower and Lender:

------------------------------------------------------------------------------------------------------
    Collateral Type                           Advance Rate   Eurodollar Rate Spread (expressed
                                                                 as percentage points per annum
                                                                      and as basis points)

------------------------------------------------------------------------------------------------------
    Subordinate Mortgage Loans, Mezzanine         65%                  1.75%         175bp
 Loans, CMBS and Equity Interests                 75%                  1.85%         185bp
                                                  80%                  2.20%         220bp
------------------------------------------------------------------------------------------------------

          (B) with respect to each item of Eligible Collateral pledged to Lender
(i) before March 30, 1999 and set forth on Exhibit G attached hereto, for the period from and after December 9, 1999 to, and including the date the Loans are repaid in full (except as provided in clause (C) below), and (ii) from and after March 30, 1999, for the period from and after the date of such pledge to, and including, the date the Loans are repaid in full (except as provided in clause
(C) below), as to each Advance Rate the applicable Eurodollar Rate Spread set forth below opposite such Advance Rate for the applicable Collateral type, or such other Eurodollar Rate Spread as may be mutually agreed to by Borrower and
Lender:

------------------------------------------------------------------------------------------------------
    Collateral Type                           Advance Rate   Eurodollar Rate Spread (expressed
                                                                 as percentage points per annum
                                                                      and as basis points)
------------------------------------------------------------------------------------------------------
Conduit Loan                                      90%                  1.25%         125bp
------------------------------------------------------------------------------------------------------
Non-Conduit Mortgage Loans
--------------------------
      First Mortgage (75% LTV maximum)            85%                  1.75%         175bp

------------------------------------------------------------------------------------------------------
      Subordinate Mortgage Loans, Mezzanine
      Loans, CMBS and Equity Interests*
                                                  70%                  2.25%         225bp
------------------------------------------------------------------------------------------------------


* Solely for illustrative purposes, Borrower and Lender agree that the following example of a transaction illustrates their intent: with respect to an item of Collateral for which the appraised value of the underlying real property is $100,000,000, on which Mortgage Loans and Mezzanine Loans have been made in the aggregate amount of $85,000,000, with Lender advancing hereunder 85% of a 75% LTV ($63,750,000), plus 70% of a subordinate Mortgage Loan or Mezzanine Loan (70% of $10,000,000 equals $7,000,000), the aggregate loans from Lender to Borrower would equal $70,750,000, resulting in a 83.24% underlying loan-to-loan value. In addition, Lender will finance loans originated by Borrower with an aggregate underlying LTV up to 90% and above 90% on a case-by-case basis. The Eurodollar Rate Spread may exceed the levels set forth above on loans with underlying LTVs in excess of 90%.

and (C) with respect to each item of Eligible Collateral, in the event the Termination Date shall be extended pursuant to the terms hereof, for the period from and after July 1, 2000 to, and including, the date the Loans are repaid in full, as to each Advance Rate the sum of (x) the applicable Eurodollar Rate

Spread set forth opposite such Advance Rate for the applicable Collateral type in clause (B) above, plus (y) .25 percent, or 25 basis points, per annum.

          "Note" shall mean the promissory note provided for by Section 2.02(a) hereof for Loans and any promissory note delivered in substitution or exchange therefor, in each case as the same shall be modified, amended, supplemented or extended and in effect from time to time including, without limitation, that certain Amended and Restated Promissory Note dated as of June 8, 1998 by Borrower to Lender given in substitution for, and replacement of, that certain promissory note dated June 8, 1998 by Capital Trust to Lender.

          "Termination Date" shall mean June 30, 2000 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law; provided, however, that in the event that (i) this Agreement shall not have been earlier terminated and (ii) no Default shall have occurred and be continuing on June 30, 2000, the Termination Date shall be automatically extended to April 1, 2001.

      (b) Loans. Paragraph (a) of subsection 2.01 of the Original Loan and Security Agreement is hereby amended by the deletion in the first sentence thereof of the words "the Termination Date" and the substitution therefor of the words "June 30, 2000."

      (c) Repayment of Loans; Interest. Paragraph (a) of subsection 3.01 of the Original Loan and Security Agreement is hereby amended by the insertion immediately before the period at the end thereof of the following: "; provided, however, in the event the Termination Date shall be extended to April 1, 2001 pursuant to the terms hereof, Borrower promises to repay such aggregate principal amount of the Loans outstanding on June 30, 2000 by the payment on the first Business Day of each month during the Amortization Period beginning with August 1, 2000 (including the Termination Date, as extended; each, an
"Installment Date") of an amount equal to the quotient of (x) the aggregate principal amount of the Loans outstanding as at June 30, 2000 divided by (y) the number of Installment Dates during the Amortization Period (such schedule of payments, the "Amortization Schedule"); provided, further, that in the event that Borrower shall repay any portion of the outstanding principal in an amount in excess of the amount then due and payable in accordance with the Amortization Schedule, the Amortization Schedule shall be recalculated such that Borrower shall repay the principal amount of the Loans outstanding as at the date of such repayment (after taking such repayment into account) by the payment on each Installment Date remaining in the Amortization Period of an amount equal to the quotient of (x) the aggregate principal amount of the Loans outstanding as at the date of such repayment (after taking such repayment into account) divided by
(y) the number of Installment Dates remaining during the Amortization Period."

      (d) Representations and Warranties; Existence. Subsection 6.01 of the Original Loan and Security Agreement is hereby amended by the deletion of the words "business trust" in clause (a) thereof and the substitution therefor of the word "corporation."

      (e) Covenants of Borrower; Liquidity and Cash. Section 7 of the Original Loan and Security Agreement is hereby amended by the consecutive addition at the end thereof of the following subsections 7.17 and 7.18:

      "7.17. Maintenance of Liquidity. Borrower shall not permit Liquidity at any time to be less than $10,000,000.00."

      "7.18. Maintenance of Cash. Borrower shall maintain at all times Cash in an aggregate amount not less than $5,000,000.00."

      (f) Events of Default. Paragraph (e) of Section 8 of the Original Loan and Security Agreement is hereby amended by the deletion of the subsection reference "7.16" therein and the substitution therefor of the subsection reference "7.18."

      (g) Promissory Note. Exhibit A to the Loan and Security Agreement is hereby deleted in its entirety and Exhibit A attached hereto shall be substituted therefor.

      (h) Opinion of Counsel of Borrower. Exhibit C to the Loan and Security Agreement is hereby deleted in its entirety and Exhibit C attached hereto shall be substituted therefor.

      (i) Bailee Agreement. Exhibit F to the Loan and Security Agreement is hereby deleted in its entirety and Exhibit F attached hereto shall be substituted therefor.

      (j) Collateral Pledged Prior to March 30, 1999. The Loan and Security Agreement is hereby amended by the addition immediately after Exhibit F thereof of Exhibit G in the form attached hereto as Exhibit G.



2.   Representations and Warranties.
     ------------------------------

           Borrower hereby makes to Lender the representations and warranties set forth in Section 6 of the Original Loan and Security Agreement, as amended by this Amendment No.1; provided, that, for the purposes of the representations and warranties made hereby, the representations and warranties set forth in
Section 6.04 (iii) of the Original Loan and Security Agreement are hereby qualified by the exception therefrom of the pending litigation described on
Schedule 1 hereof; provided, further that the representation and warranty hereby made with respect to the Tangible Net Worth of Borrower as set forth in Section
6.14 of the Original Loan and Security Agreement is made as to the Tangible Net Worth of Borrower as at the date hereof.



3.   Ratification, Confirmation and Assumption.
     -----------------------------------------

           Borrower hereby (i) ratifies, confirms and assumes all of the obligations of Predecessor Borrower under, and adopts and agrees to be bound by all of the terms, covenants and conditions of, the Original Loan and Security Agreement, the Note and the other Loan Documents (as each of such Original Loan and Security Agreement, Note and other Loan Documents are amended hereby) with the same force and effect as if Borrower had been the party executing such agreements as the "Borrower" thereunder and (ii) represents, warrants and covenants that, as of the date hereof, (a) Borrower has no cause of action at law or in equity against Lender (including, without limitation, any offset, defense, deduction or counterclaim) with respect to any of such obligations, (b) the principal amount due and owing under the Loan and Security Agreement is $60,545,548.47 and (c) the principal amount of MS Indebtedness is $60,545,548.47.



4.   Amendment to Pledge Agreements and Related Documents.
     ----------------------------------------------------

           Borrower and Lender hereby agree that each of those certain Pledge and Security Agreements dated as of June 15, 1998 in respect of the 140 Broadway Collateral (as set forth on Exhibit G hereto), as of June 15, 1998 in respect of the Cohen Brothers Collateral (as set forth on Exhibit G hereto), and as of October 23, 1998 in respect of the Smooke Collateral (as set forth on Exhibit G hereto), each between Predecessor Borrower and Lender, and any and all documents entered into in connection therewith, are hereby amended to provide that all references therein to (i) the Original Loan and Security Agreement (as defined herein) shall hereafter mean the Loan and Security Agreement (as defined herein) and (ii) the Note (as defined herein) shall mean the Amended and Restated Promissory Note (as hereinafter defined).

5.   Binding Effect; No Partnership; Counterparts.
     --------------------------------------------

           The provisions of the Original Loan and Security Agreement and this Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment No. 1 as herein provided, this Amendment No. 1 may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.



6.   Further Agreements.
     ------------------

           Borrower agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Lender and as may be necessary or appropriate to effectuate the purposes of this Amendment No. 1.



7.   Governing Law.
     -------------

           This Amendment No. 1 shall be governed by the laws of the State of New York.



8.   Continuing Effect.
     -----------------

           Except as modified by this Amendment No. 1, all terms of the Original Loan and Security Agreement shall remain in full force and effect.



9.   Conditions Precedent.
     --------------------

           It is a condition precedent to the effectiveness of this Amendment No.1 that each of the following shall have occurred:

      (a) Borrower shall have executed and delivered to Lender the Amended and Restated Promissory Note in the form attached hereto as Exhibit A (the "Amended and Restated Promissory Note");

      (b) each party hereto shall have executed and delivered this Amendment No. 1;

      (c) Borrower shall have paid to Lender an extension fee in the amount of $403,740.88;

      (d) Lender shall have received from Borrower an officer's certificate dated the date hereof in the form required under Section 5.02(b) of the Loan and Security Agreement; and

      (e) Lender shall have received from Borrower's counsel, or counsels, opinions substantially in the form of Exhibit C hereto acceptable to Lender.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                         BORROWER

                         CAPITAL TRUST, INC.

                         By:/s/ Edward L. Shugrue, III
                            -------------------------------------------------
                         Name:  Edward L. Shugrue, III
                         Title: Managing Director and Chief Financial Officer
                                and Assistant Secretary

                         Address for Notices:
                         -------------------

                         605 Third Avenue, 26th Floor
                         New York, New York  10016
                         Attention: Edward L. Shugrue, III
                                    Chief Financial Officer
                         Telecopier No.: (212) 655-0044
                         Telephone No:   (212) 655-0225

                         With a copy to:
                         Battle Fowler LLP
                         75 East 55th Street
                         New York, New York 10022
                         Attention: John A. Cahill, Esq.
                         Telecopier No.: (212) 856-7802
                         Telephone No.:  (212) 856-6930

                         LENDER
                         ------

                         MORGAN STANLEY MORTGAGE
                         CAPITAL INC.

                         By:/s/ Christian B. Malone
                            ---------------------------------------
                         Name:  Christian B. Malone
                         Title: Vice President

                         Address for Notices:
                         -------------------

                         1221 Avenue of the Americas
                         New York, New York  10020
                         Attention:  Whole Loan Operations
                         Mortgage-Backed Securities Department,
                         Fixed-Income Division
                         Telecopier No.: 212-762-5594
                         Telephone No.:  212-762-5695

                         With a copy to:
                         Rogers & Wells LLP
                         200 Park Avenue
                         New York, New York 10166-0153
                         Attention: Frederick B. Utley, III, Esq.
                         Telecopier No.:     (212) 878-8375
                         Telephone No.:      (212) 878-8356



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